SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2010

MARTEK BIOSCIENCES CORPORATION

(Exact name of registrant as specified in its

charter)

Delaware	0-22354	52-1399362
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Dobbin Road, Columbia Maryland	21045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated herein by reference are slides to be used in connection with the presentation by Martek Biosciences Corporation at the 30th Annual Canaccord Genuity Growth Conference in Boston, MA.  The company will be presenting on Wednesday, August 11th at 11:30 a.m. Eastern Time.

Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits

Exhibit No.
99.1	Martek Biosciences Corporation Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Martek Biosciences Corporation

Date: August 9, 2010	By:	/s/ Peter L. Buzy
Peter L. Buzy
Chief Financial Officer, Treasurer and Executive Vice President for Finance and Administration